UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 12, 2009

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-13061 (Commission File Number)	34-1559348 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                        Entry into a Material Definitive Agreement.

On May 12, 2009, Owens-Brockway Glass Container Inc. (“OB Glass”), a Delaware corporation and an indirect wholly-owned subsidiary of Owens-Illinois Group, Inc., also a Delaware corporation, completed an offering of $600,000,000 7 3/8% Senior Notes due 2016 (the “Senior Notes”).  The Senior Notes were offered and sold to initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The initial purchasers then sold the Senior Notes to qualified institutional buyers pursuant to exemptions from registration provided by Rule 144A and Regulation S under the Securities Act. The Senior Notes are governed by an Indenture dated as of May 12, 2009, by and among OB Glass, the guarantors party thereto and U.S. Bank National Association, as trustee, paying agent and registrar.

The initial purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, dated as of May 12, 2009 (the “Registration Rights Agreement”), among OB Glass, the guarantors party thereto and the initial purchasers.  Pursuant to the Registration Rights Agreement, OB Glass has agreed to register the Senior Notes under the Securities Act within a specified time or pay additional amounts to the holders of the Senior Notes.

The description in this Current Report of the Senior Notes, the Indenture and the Registration Rights Agreement is not intended to be a complete description of those documents, and the description is qualified in its entirety by the full text of those documents which are attached as exhibits to and incorporated by reference in this Current Report.

Item 2.03                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 7.01             Regulation FD Disclosure

OB Glass intends to use the net proceeds from the offering of the Senior Notes to fund the repayment or repurchase of Owens-Illinois, Inc.’s $250 million of 7 1/2% Senior Debentures due May 15, 2010 and for general corporate purposes. Pending such use of proceeds, OB Glass may use the proceeds and any excess proceeds from the offering above the repayment or repurchase price for general corporate purposes, including, but not limited to, temporarily repaying borrowings under the secured credit agreement’s revolving credit facility, funding Owens-Illinois Group, Inc.’s global footprint alignment initiatives and/or funding Owens-Illinois Group, Inc.’s strategic priorities.

Item 9.01.                                     Financial Statements and Exhibits

(c)                                                                             Exhibits.

Exhibit
No.	Description
4.1

Indenture dated as of May 12, 2009, by and among Owens-Brockway Glass Container Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, paying agent and registrar, including the form of Senior Notes.

4.2

Registration Rights Agreement, dated as of May 12, 2009, among Owens-Brockway Glass Container Inc., the guarantors party thereto and J.P. Morgan Securities Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: May 12, 2009	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
4.1

Indenture dated as of May 12, 2009, by and among Owens-Brockway Glass Container Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, paying agent and registrar, including the form of Senior Notes.

4.2

Registration Rights Agreement, dated as of May 12, 2009, among Owens-Brockway Glass Container Inc., the guarantors party thereto and J.P. Morgan Securities Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the initial purchasers.